Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Introduction
On November 30, 2024 (the “Closing Date”), ThredUp Inc. (the “Company”) entered into a Stock Purchase Agreement (the “SPA”), by and among the Company and Florin Filote, the general manager of the Company’s European business and Bulgarian subsidiary, Remix Global EAD (“Remix”). To effectuate the Transaction, the Company established Remix US Holdings Inc. (“Remix US Holdings”), a new wholly owned subsidiary incorporated in Delaware, and transferred 100.0% of the shares of capital stock of Remix to Remix US Holdings. Pursuant to the SPA, the Company agreed to the divestiture (the “Transaction”) of 91.0% of the common stock of Remix US Holdings Inc. to Florin Filote for an aggregate cash purchase price of EUR 1.00 (one Euro).
The Transaction was completed on the Closing Date. Immediately upon the closing of the Transaction, the Company owned 9.0% of the common stock of Remix US Holdings. Following the closing of the Transaction, the financial statements of Remix US Holdings and Remix will no longer be consolidated with the financial statements of the Company.
In connection with the Transaction, Remix, as borrower, issued an unsecured convertible promissory note (the “Remix Convertible Note”) to the Company, as lender, reflecting the Company’s investment since acquiring Remix for various purposes, including infrastructure, technology, and personnel development. The note bears interest at 125 basis points plus the greater of the 12-month EURIBOR rate or zero, determined annually on November 30.
Unless earlier converted as described below, the principal and accrued interest shall be due and payable by Remix on demand by the Company at any time after the earlier of: (i) November 30, 2034; (ii) at the closing of a sale or initial public offering of Remix US Holdings or other deemed liquidation events; or (iii) at the closing of a bona fide investment from certain third-party strategic investors that invest not merely for passive investment or financial return but with the intention to gain long-term strategic benefits (each of the foregoing clauses (i), (ii) and (iii), a “Payment Event”). Notwithstanding the foregoing, so long as the Company is the largest non-management equityholder and/or debtholder of Remix US Holdings, (i) the Remix Convertible Note shall only be convertible into the common stock of Remix US Holdings and not into preferred stock; (ii) the Remix Convertible Note shall not be convertible if such conversion would result in the Company owning more than 9.0% of Remix US Holdings on a fully-diluted basis, and (iii) the principal and accrued interest of the Remix Convertible Note shall not be due and payable by Borrower at November 30, 2034. Accrued interest is not due and payable until a Payment Event, and prepayment by Remix of outstanding principal, together with accrued interest, may be made at any time without any prepayment penalty. The Remix Convertible Note contains customary events of default and related remedies.

A portion of the principal and unpaid accrued interest of the Remix Convertible Note will be automatically converted into the common stock of Remix US Holdings upon the closing of any qualified financing for equity securities of Remix US Holdings at a fixed valuation for cash from which Remix US Holdings receives gross cash proceeds of at least $1.0 million. In the event of any qualified financing, a portion of the outstanding principal amount and accrued interest of the Remix Convertible Note shall convert, at the Company’s option (but subject to the conditions described in the preceding paragraph), into either (i) shares of common stock of Remix US Holdings or (ii) shares of preferred stock issued in the qualified financing, on the same terms and conditions offered to the investors in such Qualified Financing. The number of shares of common or preferred stock of Remix US Holdings to be issued upon such conversion shall be equal to the amount of shares of necessary for the Company to own 9.0% of Remix US Holdings’ capital stock on a fully-diluted basis immediately following the closing of such qualified financing.
The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of the Company, adjusted to reflect the Transaction. The following unaudited pro forma condensed consolidated financial information of the Company should be read in conjunction with the related notes herein and with the historical consolidated financial statements of the Company and the related notes thereto included in previous filings with the Securities and Exchange Commission (the “SEC”), including:
i.The audited historical consolidated financial statements of the Company and its subsidiaries, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024; and
ii.The unaudited interim historical condensed consolidated financial statements of the Company and its subsidiaries, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024 filed with the SEC on November 4, 2024.
The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2024, presents the Company’s condensed consolidated financial position giving pro forma effect to the Transaction as if the Transaction had closed on September 30, 2024. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2024, and for the years ended December 31, 2023 and 2022 present the Company’s consolidated results of operations giving pro forma effect to reflect the presentation of Remix as discontinued operations in accordance with Accounting Standards Codification 205-20, Discontinued Operations (“ASC 205”), on January 1, 2022, which represents the first day of 2022.
The unaudited pro forma condensed consolidated financial statements presented below have been derived from the Company’s historical consolidated financial statements. While the historical consolidated financial statements reflect the past financial results of the Company, the pro forma condensed consolidated financial statements are included for informational purposes only and are intended to illustrate how the Transaction might have affected the historical consolidated financial statements had each been completed at an earlier time as indicated herein. The pro forma adjustments include transaction accounting adjustments that reflect the accounting for the transaction in accordance with U.S. GAAP.

These pro forma adjustments are based on currently available information, estimates and assumptions that the Company believes are reasonable in order to reflect, on a pro forma basis, the impact of the Transaction on the Company’s historical consolidated financial statements, and are not necessarily indicative of the Company’s future financial position and future results of operations and do not reflect all actions that may be taken by the Company following the closing of the Transaction. The actual financial position and results of operations of the Company may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

ThredUp Inc.
Pro Forma Condensed Consolidated Balance Sheets
(unaudited)

		Transaction Accounting Adjustments
	As Reported September 30, 2024	Reclassification to Held for Sale (1)		Disposition of Remix (1)		Pro Forma September 30, 2024
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$43,715	$(3,518)		$—		$40,197
Marketable securities	11,581	—		—		11,581
Accounts receivable, net	5,717	(1,650)		—		4,067
Inventory	7,375	(6,633)		—		742
Other current assets	4,977	(100)		—		4,877
Current assets held for sale	—	11,901	(2)	(11,901)	(2)	—
Total current assets	73,365	—		(11,901)		61,464
Operating lease right-of-use assets	44,804	(14,858)		—		29,946
Property and equipment, net	76,432	(4,276)		—		72,156
Goodwill	12,121	(752)		—		11,369
Intangible assets	1,995	(1,995)		—		—
Other assets	6,227	(820)		880	(3)	6,287
Noncurrent assets held for sale	—	22,701	(2)	(22,701)	(2)	—
Total assets	$214,944	$—		$(33,722)		$181,222
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,125	$(4,388)		$—		$8,737
Accrued and other current liabilities	34,170	(4,704)		—		29,466
Seller payable	19,802	(998)		—		18,804
Operating lease liabilities, current	5,455	(1,623)		—		3,832
Current portion of long-term debt	3,851	—		—		3,851
Current liabilities held for sale	—	11,713	(2)	(11,713)	(2)	—
Total current liabilities	76,403	—		(11,713)		64,690
Operating lease liabilities, non-current	47,147	(13,345)		—		33,802
Long-term debt, net of current portion	19,116	—		—		19,116
Other non-current liabilities	3,006	(772)		—		2,234
Noncurrent liabilities held for sale	—	14,117	(2)	(14,117)	(2)	—
Total liabilities	145,672	—		(25,830)		119,842
Commitments and contingencies
Stockholders’ equity:
Common stock	11	—		—		11
Additional paid-in capital	605,687	—		—		605,687
Accumulated other comprehensive loss	(2,272)	—		2,278	(4)	6
Accumulated deficit	(534,154)	—		(10,170)	(5)	(544,324)
Total stockholders’ equity	69,272	—		(7,892)		61,380
Total liabilities and stockholders’ equity	$214,944	$—		$(33,722)		$181,222

ThredUp Inc.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited)

	As Reported		Pro Forma
	Nine Months Ended September 30, 2024	Disposition of Remix (6)	Nine Months Ended September 30, 2024
	(in thousands, except per share amounts)
Revenue:
Consignment	$184,930	$(3,339)	$181,591
Product	47,434	(36,261)	11,173
Total revenue	232,364	(39,600)	192,764
Cost of revenue:
Consignment	34,122	(484)	33,638
Product	34,816	(28,715)	6,101
Total cost of revenue	68,938	(29,199)	39,739
Gross profit	163,426	(10,401)	153,025
Operating expenses:
Operations, product, and technology	117,162	(11,766)	105,396
Marketing	44,765	(7,744)	37,021
Sales, general, and administrative	47,558	(4,486)	43,072
Impairment of long-lived assets	9,814	(9,814)	—
Total operating expenses	219,299	(33,810)	185,489
Operating loss	(55,873)	23,409	(32,464)
Interest expense	(1,958)	—	(1,958)
Other income, net	2,573	(70)	2,503
Loss before provision for income taxes	(55,258)	23,339	(31,919)
Provision for income taxes	21	—	21
Loss from continuing operations	$(55,279)	$23,339	$(31,940)
Loss from continuing operations per share, basic and diluted	$(0.50)		$(0.29)
Weighted-average shares outstanding, basic and diluted	111,054		111,054

ThredUp Inc.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited)

	As Reported		Pro Forma
	Year Ended December 31, 2023	Disposition of Remix (6)	Year Ended December 31, 2023
	(in thousands, except per share amounts)
Revenue:
Consignment	$213,609	$(516)	$213,093
Product	108,413	(63,002)	45,411
Total revenue	322,022	(63,518)	258,504
Cost of revenue:
Consignment	39,732	—	39,732
Product	68,485	(48,181)	20,304
Total cost of revenue	108,217	(48,181)	60,036
Gross profit	213,805	(15,337)	198,468
Operating expenses:
Operations, product, and technology	156,712	(13,373)	143,339
Marketing	66,273	(14,885)	51,388
Sales, general, and administrative	62,657	(5,918)	56,739
Total operating expenses	285,642	(34,176)	251,466
Operating loss	(71,837)	18,839	(52,998)
Interest expense	(2,239)	—	(2,239)
Other income, net	2,847	53	2,900
Loss before provision for income taxes	(71,229)	18,892	(52,337)
Provision for income taxes	19	—	19
Loss from continuing operations	$(71,248)	$18,892	$(52,356)
Loss from continuing operations per share, basic and diluted	$(0.68)		$(0.50)
Weighted-average shares outstanding, basic and diluted	104,875		104,875

ThredUp Inc.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited)

	As Reported		Pro Forma
	Year Ended December 31, 2022	Disposition of Remix (6)	Year Ended December 31, 2022
	(in thousands, except per share amounts)
Revenue:
Consignment	$174,994	$—	$174,994
Product	113,385	(47,437)	65,948
Total revenue	288,379	(47,437)	240,942
Cost of revenue:
Consignment	37,015	—	37,015
Product	59,026	(31,873)	27,153
Total cost of revenue	96,041	(31,873)	64,168
Gross profit	192,338	(15,564)	176,774
Operating expenses:
Operations, product, and technology	155,642	(9,701)	145,941
Marketing	64,369	(11,792)	52,577
Sales, general, and administrative	61,814	(5,083)	56,731
Total operating expenses	281,825	(26,576)	255,249
Operating loss	(89,487)	11,012	(78,475)
Interest expense	(805)	—	(805)
Other expense, net	(1,957)	(13)	(1,970)
Loss before provision for income taxes	(92,249)	10,999	(81,250)
Provision for income taxes	35	—	35
Loss from continuing operations	$(92,284)	$10,999	$(81,285)
Loss from continuing operations per share, basic and diluted	$(0.92)		$(0.81)
Weighted-average shares outstanding, basic and diluted	99,817		99,817
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information:
1.Adjustments to previously reported unaudited condensed consolidated balance sheet to reflect the recognition of Remix as an asset held for sale and discontinued operations as of September 30, 2024.
2.Represents the disposition of Remix’s assets and liabilities, which would be reported as “held for sale” and discontinued operations, as if the sale had occurred on September 30, 2024.
3.Represents the fair value of the consideration, consisting of the 9% equity interest in Remix US Holdings and the Remix Convertible Note, to be realized from the sale of the Remix business.
4.Represents the release of the September 30, 2024 unrealized foreign currency translation adjustment balances into earnings for disposed foreign entities.
5.Represents the cumulative impact to accumulated deficit of the pro forma adjustments to the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024. There is no income tax impact, as ThredUp, Inc. has not recorded an income tax provision due to operating losses incurred since its inception.
6.Represents the historical financial results of the Remix business as discontinued operations in accordance with ASC 205.

SUPPLEMENTAL INFORMATION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
This supplemental information includes a presentation of Adjusted EBITDA loss, a non-GAAP measure, after giving pro forma effect to the Transaction as reflected in the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2024, for the year ended December 31, 2023 and for the year ended December 31, 2022 set forth above, which are incorporated by reference herein. A reconciliation is provided below for Adjusted EBITDA loss to net loss, the most directly comparable financial measure stated in accordance with GAAP. We calculate Adjusted EBITDA loss as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, impairment of long-lived assets, interest expense, severance and other reorganization costs, provision for income taxes, impairment of non-marketable securities, and acquisition and offering-related expenses. This supplemental information should be read in conjunction therewith and with the historical consolidated financial statements of the Company and the related notes thereto included in previous filings with the SEC.
In addition to the pro forma condensed consolidated financial information determined in accordance with GAAP, we believe Adjusted EBITDA loss is useful in evaluating the Company’s operating performance. The Company use this measure to evaluate and assess its operating performance and the operating leverage in its business, and for internal planning and forecasting purposes. The Company believes that this non-GAAP measure, when taken collectively with the Company’s GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The Company’s non-GAAP measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures used by other companies. The Company encourages investors to review the Company’s results determined in accordance with GAAP and the accompanying reconciliations for more information.

ThredUp Inc.
Pro Forma Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

	As Reported		Pro Forma
	Nine Months Ended September 30, 2024	Disposition of Remix	Nine Months Ended September 30, 2024
	(in thousands)
Net loss	$(55,279)	$23,339	$(31,940)
Stock-based compensation expense	20,687	(895)	19,792
Depreciation and amortization	14,497	(3,601)	10,896
Impairment of long-lived assets	9,814	(9,814)	—
Severance and other	3,562	(252)	3,310
Interest expense	1,958	—	1,958
Provision for income taxes	21	—	21
Non-GAAP Adjusted EBITDA (loss)	$(4,740)	$8,777	$4,037

	As Reported		Pro Forma
	Year Ended December 31, 2023	Disposition of Remix	Year Ended December 31, 2023
	(in thousands)
Net loss	$(71,248)	$18,892	$(52,356)
Stock-based compensation expense	31,682	(2,030)	29,652
Depreciation and amortization	18,732	(4,505)	14,227
Severance and other	1,196	(296)	900
Interest expense	2,239	—	2,239
Provision for income taxes	19	—	19
Non-GAAP Adjusted EBITDA loss	$(17,380)	$12,061	$(5,319)

	As Reported		Pro Forma
	Year Ended December 31, 2022	Disposition of Remix	Year Ended December 31, 2022
	(in thousands)
Net loss	$(92,284)	$10,999	$(81,285)
Stock-based compensation expense	26,817	(2,589)	24,228
Depreciation and amortization	14,033	(3,388)	10,645
Impairment of non-marketable securities	3,750	—	3,750
Severance and other	3,182	—	3,182
Interest expense	805	—	805
Acquisition and offering related expenses	274	(145)	129
Provision for income taxes	35	—	35
Non-GAAP Adjusted EBITDA loss	$(43,388)	$4,877	$(38,511)